Exhibit 10.5

                                  BILL OF SALE

     THIS BILL OF SALE is made this 15th day of July, 1995, and is by and between Joyce J. Pellett, as Trustee in Trust of SEQUOIA TRUST, a Nevada Trust ("Grantor"), and Steven B. Mortensen, as Trustee in Trust of ATLANTIC PACIFIC TRUST, a Nevada Trust ("Grantee"):

W I T N E S S E T H:

     Grantor does hereby assign, transfer, grant, bargain, sell and by this presents does convey and confirm unto Grantee and does forever set over unto the Grantee all of Grantor's right, title and interest in and to the following goods and chattels as fully described in Exhibit "A", attached hereto and made a part hereof by reference, and;

     Grantee does hereby agree to deliver to Grantor good and valuable consideration, in the form of Eighteen Thousand One Hundred Eighty Four (18,184) Units, $50/Unit, of Beneficial Interest of Atlantic Pacific Trust, a Nevada Trust, to be delivered to Grantor upon the execution of this Bills of Sale, and;

     Grantee does hereby acknowledge that all property described in Exhibit "A", herein is sold in an "as is where is" condition, and;

     Grantor does hereby represent, warrant, covenant to and with said Grantee, and successors and assigns of Grantee, as follows:

     (a) That Grantor is the owner of the said described property as described in Exhibit "A", attached hereto and made a part hereof by reference;

     (b) That the Grantor has the full, exclusive and unrestricted right to sell the said described property described in Exhibit "A", herein and all rights associated therewith;

     (c) That Grantor has not previously sold, conveyed, transferred or otherwise disposed of any interest in or rights to said described property;

     (d) That there exists no liens, claims or encumbrances of any kind or nature created by Grantor against the said described property, nor has Grantor entered into any contract to create any such liens, claims or encumbrances.

     IN WITNESS WHEREOF, the Grantor and Grantee have executed this instrument the day and year first above written.


Grantor:                                    Grantee:
SEQUOIA TRUST                               ATLANTIC PACIFIC TRUST


/s/ Joyce J. Pellet                 /s/ Steven B. Mortensen
---------------------------         -------------------------------
Joyce J. Pellet, as Trustee         Steven B. Mortensen, as Trustee
in Trust of Sequoia Trust           in Trust of Atlantic Pacific Trust

                                                                    Exhibit 10.5

                                   Exhibit "A"
                       To Bill of Sale dated July 15, 1995
                Between Sequoia Trust and Atlantic Pacific Trust

WELDON RESEARCH CENTER

MACHINE & FAB SHOP

Item
No.  Quantity                  Description                       Sale Value
-------------------------------------------------------------------------------

1       1      Cadillac, Model 22336, 14" x 42" Engine lathe
               w/ turret type toll post, steady rest, coolant
               pump and misc tooling. S/N 91002                    $9,500

2       1      Rong Fu, Model RF-20 Drilling and milling
               machine, S/N 858801 incl 3" mill vice, T-slop
               clamping bolt set, hold downs and misc
               tooling                                              2,000

3       1      6" milling machine vice w/ 380 indexing                200

4       1      Lincoln Ideal Arc 250 AMP AC/DC Welder
               S/N AC-618682 w/leads & stinger                        600

5       1      Beldor 6" tool grinder, S/N 53905                       75

6       1      4" Wilton combination beach vice                        25

7       1      Rexon Model 814, 1 3/8 Hp. Pedestal Drill
               Press, S/N 3524, 14" capacity                          300

8       Lot    1", 1 3/8, 1 1/2, & 2" EMT elect conduit               350

9       1      Flex conduit x 8 ft. w/connections                      80

10      Lot    PVC conduit and fittings                               300

11      10     1 1/2" dia shafting @ 20' each                         150

12      1      2 1/2" dia shafting @ 12' each                          40
-------------------------------------------------------------------------
                             MACHINE AND FAB SHOP       TOTAL     $13,620
                                                              ===========

                                                                    Exhibit 10.5

OFFICE EQUIPMENT AND SUPPLIES

Item
 No.    Quantity               Description                     Sale Value
-------------------------------------------------------------------------------
 1          1      Secretary's desk w/return, wood                   $100

 2          1      Secretary's swivel chair                            35

 3          1      Brothers Correctomatic typewriter Model
                   CE503L, S/N H53485435                              100

 4          2      Casio electric calculators                          50

 5          2      Two drawer, lateral files, legal size              150

 6          1      Executives desk, 32" x 65"                         100

 7          1      Executive swivel chair w/arms                      124

 8          1      Wood corner cabinet                                 40

 9          1      Koehler, 6 unit helmet lamp charger              1,000

10          1      Koehler, 12 unit helmet lamp charger             1,800

11         10      Battery with lamps                               1,200

12          6      Rescuer packs                                      500

13          1      Unimag 11 EG&G Geometrics model GB46             2,000

14        Lot      Misc office supplies & desk items                  250

15          1      Tecnicom EK-616PFT complete telephone
                   system including Rotary pak, 4 mod B-846
                   instruments and installation                     2,000
--------------------------------------------------------------------------------
                         OFFICE EQUIPMENT AND SUPPLIES   TOTAL     $9,449
                                                               ==========

                                                                    Exhibit 10.5
                                                                    Page 2 of 21

LAB EQUIPMENT & SUPPLIES

Item
No.  Quantity                  Description                       Sale Value
-------------------------------------------------------------------------------

 1        1   Perkins Elmer/Hitachi #170-3 Atomic Absorption
              Machine, S/N 68023-3                             $4,500

 2        1   Electro Spectragraph - Spectrex Model 7,
              S/N 1701,  Hitachi  Camera  model
              CCTY S/N 5035477 and Hitachi
              Video Monitor model
              DGNSHI S/N 5080013                                3,500

 3        1   Genie Scientific Inc., air compressor
              Model ESM300 AA oil-less                            250

 4        1   William Ainsworth & Sons, Inc. Type SCN
              scale S/N 55278 w/ Steel table stand              1,500

 5        1   Ohaus Model 310G Dial-a-gram Balance scale          125

 6        2   Ohaus Model 2810G Balance scales                    200

 7        1   Swift Instrument International 30X
              Microscope                                          300

 8        1   Beckman Model 96 Universal ph Meter S/N 177484      300

 9        1   Beckman Expandomatic ph meter Cat # 123506,
              S/N 0600108                                         300

10        1   Maser Mechanics, Oxygen\Propane torch set            90

11        8   Type AA Cathode Ray lamps for Atomic
              Absorption machine                                1,500

12        4   Solution Standards for Atomic Absorption
              Mach.                                               400

13        1   HBS Equipment Corp. D/C Power Supply
              Model M2009, S/N 322321                           1,500

14        2   Lorton Rotary Tumblers Model QT-68                   75

15        1   Kress Model C100-6 Electric Furnace, S/N 8611       200

16        1   Four burner stainless steel lab stove               300
--------------------------------------------------------------------------------
                       LAB EQUIPMENT & SUPPLIES   Sub-TOTAL     15,040
                                                               ==========

                                                                    Exhibit 10.5

LAB EQUIPMENT & SUPPLIES (Continued...)

Item
No.  Quantity                  Description                       Sale Value
-------------------------------------------------------------------------------

17       1   Sunroc model 1, size 10, S/N U9414038
             Drinking Fountain                                     50

18       1   32" x 60" metal desk                                 100

19       1   4 drawer metal legal size file                        35

20       1   2 ft x 2 ft Vacuum table w/ 5 hp pump and
             motor                                              1,250

21       1   36" x 72" steel cabinet                               60

22     Lot   Lab supplies in north-east wall cupboard             125

23     Lot   Lab supplies in north-east wall cupboard             400

24     Lot   Lab supplies, glassware, in south-east
             wall cupboard                                      6,000

25    Lots   Misc Lab supplies in Lab                             400

26       1   32" x 12 ft. roll around work table
             w/cupboards underneath                             1,500
-----------------------------------------------------------------
LAB EQUIPMENT & SUPPLIES      Sub-Total                        $9,920
                                                           ----------
                              Sub-Total of Page Two            $9,920
                              Sub-Total of Page One           $15,040
                                                           ----------
                      LAB EQUIPMENT & SUPPLIES    TOTAL       $24,960
                                                           ==========

                                                                    Exhibit 10.5

SMELTING AND REFINING LAB
Item
No.  Quantity                  Description                       Sale Value
-------------------------------------------------------------------------------

1        2        Model 165 Smelting Furnaces for Size
                  600 crucibles                                  $15,000

2        1        Model 150 Smelting Furnace for size
                  450 crucibles, w/ jib and 1/2 ton electric
                  hoist                                            7,500

3        3        Model 102 assay furnace for size 30 crucible     3,500

4        2        Vcella model 16 electric Kilns S/Ns
                  1743 & 1744                                      1,000

5        1        Two Burner lab stove                               350

6        2        9" cone smelting molds (medium)                    160

7        3        Roll-around all steel work tables                  400

8        1        4 ft. x 6 ft. shelf steel cupboard and
                  contents including - testing sieves, bar,
                  and ingot molds, lead coils, tungsten, carbon
                  rods, 1 qt. Morter and Pestle, hand tools and
                  smelting safety equipment                        4,000

9        1        Chemical work bench and contents including
                  Hot plate, Ohais Dial-a-gram and model
                  2610G balance scales, chemicals, etc.            2,000
------------------------------------------------------------------------
                  SMELTING AND REFINING LAB   TOTAL              $33,910
                                                                 =======

                                                                    Exhibit 10.5
                                                                    Page 5 of 21

PILOT MILL EQUIPMENT
Item
No.  Quantity                  Description                   Sale Value
-----------------------------------------------------------------------

1        1        Mill-Spec concentrator                         $1,000
-----------------------------------------------------------------------
                  PILOT MILL EQUIPMENT          TOTAL            $1,000
                                                                =======



                                                                    Exhibit 10.5
                                                                    Page 6 of 21

VEHICLES, TRAILERS AND MISC EQUIPMENT

Item
No.  Quantity                  Description                    Sale Value
------------------------------------------------------------------------

1        1        1966 Ford 350, 4x4, 1 ton flat bed truck
                  w/duals on rear, steel bed w/steel side
                  racks, pental hitch, 18,000 mi.  Lic#
                  2S90244, ID# 1FOKF38L4G2A50288                 $4,000

2        1        1955 Dodge Power Wagon, 4x4, Engine
                  #T306-38977, fair cond.                           500

3        1        Sterling 6 x 6 dump truck Model DV5150
                  chassis #150DDS664, fair cond.                    500

4        1        Dodge Mil 2 ton 6 x 6 cab and chassis
                  w/2115 gal water tank, powered by a 454 cu.
                   inch. Chev V-8 engine,  ID# G2742-8358535        500

5        1        New welding truck body for 1 1/2 ton truck      3,500

6        1        40 ft. tandem axle semi trailer ID# XP8602,
                  fair cond.                                      1,500

7        1        2 axle 32 ft. pull trailer                      1,000

8        1        1969 Dodge 5 ton power wagon flat bed &
                  side racks, winch on front, 30,000 mi.          2,500

9        1        1969 dodge 5 ton power wagon w/ 12 ft. end
                  dump body, winch on front                       5,000

10       1        Tandem axle 16 ft. flat bed trailer             1,000

11       1        Michigan Model 175 Loader w/Waukeshaw
                  engine (Diesel), S/N 175AT911114591             3,000

12       1        I-R Airtrack Drill, 450 drifter, type
                  GM2 Crawler S/N 19884                           2,750

13       1        Cat D-e Dozer (1970) S/N 4251 Model
                  D4-7U40A151 w/angle dozer and DIE Hyster
                  winch and rope (parts)                          1,500

14       1        Baker York Model UT60 (6,000) fork lift
                  (towable) S/N 403767                            4,500
-----------------------------------------------------------------------
                  VEHICLES, TRAILERS AND MISC EQUIPMENT
                                           Page 1 Sub-Total    $ 31,750
                                                               ========

                                                                    Exhibit 10.5
                                                                    Page 7 of 21

VEHICLES, TRAILERS AND MISC EQUIPMENT (Continued...)

Item
No.  Quantity                  Description                   Sale Value
-----------------------------------------------------------------------

15       1        GMC 552 "Mustang" S/N 510771 w/fork lift,
                  Model 360 "V" hydraulic hammer and Brandon
                  13MD backhoe                                    5,000

16       1        Pipe dolly (single code) for hauling pipe
                  into mine.  ID# MM-T42                            450

17       1        290 gal portable fuel tank                        200

18       1        Trailer (?) (?) Light Plant, 10KW S/N 10703       500

19       1        16 ft. 5th wheel type utility three (?)
                  trailer, No. TR-650-155 w/ 10 ft. chassis
                  and load binders                                4,500

20       1        Single axle 600 gal water trailer w/electric
                  bell & gossic pump                                450

21       1        Bay City Model 18-TS0 crane on a crane
                  Mobile carrier model 6KTKR S/N 4059 w/50 ft.
                  boom and 10 ft. jib Lic# VK6643                 4,500

22       1        Boom trailer for Bay City Crane                   500

23       1        Fork Lift w/pneumatic tires and V-8 Ford
                  Engine                                          1,750

24       1        International TD15 Crawler w/4 in 1
                  bucket/dozer & 3rd valve, ROPS, new rebuilt
                  engine, trans & (?), S/N 1175BP6194 (parts)     5,000

25       1        4' x 6' single axle utility trailer,
                  S/N MM 99                                         175
-----------------------------------------------------------------------
                  VEHICLES, TRAILERS AND MISC EQUIPMENT
                                           Page 1 Sub-Total    $ 23,025
                                                               --------
                  VEHICLES, TRAILERS AND MISC EQUIPMENT
                                           Page 2 Sub-Total    $ 23,025
                                           Page 1 Sub-Total    $ 31,750
                                                               --------
                                           TOTAL                $54,775
                                                               ========

                                                                    Exhibit 10.5
                                                                    Page 8 of 21

SURPLUS SUPPLIES AND EQUIPMENT
Item
No.  Quantity                  Description                 Sale Value
---------------------------------------------------------------------
1        6        Fagergren 36 x 9" Floating Machines
                  S/N 214, 215, 217, 218, 219,
                  Unitized on common frame                    $10,000

2        1        Tyler Bulldog, cone crusher S/N MM22,
                  w/ drive pulley, skid mounted                 6,500

3        1        Cyco, 2 deck screen, 48" x 120" HD,
                  S/N MM33                                      2,500

4        1        4' x 6' single axle utility trailer,
                  S/N MM99                                        175

5        1        200 Amp 24 volt "associated equipment"
                  Battery charger, S/N L153345                     50

6        3        Waste dumpster, 48" x 48" x 48"                 300

7        1        110 volt AC hot plate, lab type                  50

9        1        Hydraulic power unit and gear box for
                  cable winch                                     175

10       1        5 ft die x 8 ft cone bottom stainless
                  steel tank                                    1,250

11       1        36" set of crusher rolls, frame and bull
                  wheels (parts only)                           2,000

12       1        6 5/8" 13 bowl water well pump w/40 hp
                  motor                                         5,500

13       1        2 yard drag line bucket                       1,000

14       1        Denver floatation tank - parts only             150

15       6        Electric motor starter panels in rain tight
                  enclosures, (3) size 2, (2) size 4,
                  (1) size 5.                                   1,200

16       1        28" 1/2 yard clam bucket                      1,400

17       1        1,000 gallon propane tank                       750

18       15       1/2 to 5 hp electric motor controllers in
                  rain tight enclosures                         1,200

19       1        18" x 40 ft. rail type conveyor w/5 hp.
                  motor and shaft mounted gear box              1,400
----------------------------------------------------------------------
        SURPLUS SUPPLIES AND EQUIPMENT - Page 1  Sub-Total    $35,600
                                                              -------

                                                                    Exhibit 10.5

SURPLUS SUPPLIES AND EQUIPMENT (continued...)

Item
No.  Quantity                  Description                 Sale Value
---------------------------------------------------------------------

20       1        32" x 60" all metal desk                         25

21       16       20 ft. lengths of 6" PVC for mine claim post    250

22       3        3,500 gallon diesel fuel tanks w/gravity
                  flow fueling system, concrete slab            6,000

23       1        500 gallon fuel tank, hose and nozzle
                  mounted on a stand                              750

24       1        Set of crusher rollers, 16" x 12"
                  S/N MM167                                     3,000

25       1        200 Gallon portable fuel tank                   275

26       1        35 ton "Tru-Lift" hydraulic arbor press         750

27       2        2 1/4 tone "Tru-Lift" hydraulic floor jacks     150

28       1        Hobert 300 amp AC/DC arc welder model TR-300
                  S/N 12RT-63907 w/leads and stinger              750

29       1        Bronco model BG-650 1/2 hp bench grinder         65

30       1        Makita portable disc cut-off saw Model 2474,
                  S/N 42000E                                      150

31       1        3/8" electric drill motor                        30

32       1        1" HD G-d air impact wrench                     175

33       1        Allied 1" drive socket set 21 pcs.,
                  1 5/8" to 3 1/8"                                200

34       1        Astroline 12 ton hydraulic jack                  40

35       8        Heavy Duty jack stands                           80

36       1        3 reel lobster(?)                               125

37       1        Makita 100MM high speed disc grinder/buffer      40

38       1        Roll-around engine stand                         75

39       1        Pneumatic jack hammer                           250
---------------------------------------------------------------------
          SURPLUS SUPPLIES AND EQUIPMENT - Page 2 Sub-Total   $13,180
                                                              -------

                                                                    Exhibit 10.5

SURPLUS SUPPLIES AND EQUIPMENT (continued...)
Item
No.  Quantity                  Description                   Sale Value
-----------------------------------------------------------------------
40       1        (?) std - 26 parts washing machine                175

41       1        Portable flood light on roll-around stand         200

42       1        Portable 2 ton gantry crane assembly w/
                  1 ton Budget Electric chain hoist               2,500

43       1        Stomberg time card time clock & card rack         150

44       1        Automotive valve grinder                          250

45       1        Westinghouse W11D water fountain S/N
                  WC 10334                                           65

46       4        Misc coffing type chain hoist                      60

47       1        GE water fountain                                  60

48       1        Bico Pulverizer w/(?) 5 hp electric motor
                  S/N 847379F-2                                   2,000

49       1        Bico jaw crusher S/N 66808 w/3 hp electric
                  motor S/N 2997251                               1,400

50       1        All steel work table for Bico Crusher and
                  pulverizer                                        500

51       1        Datecto platform scale, 125 lb capacity,
                  1/10th lb. incremental dial readout               550

52       1        Rockwell/Delta combination disc and belt
                  sanding machine                                   250

53       1        Sears Craftsman 10 drawer chest and 5
                  drawer roll-away Cat #9GT43746N, including
                  hand tools                                      1,950

54       1        Sears Craftsman 6 drawer chest and 5
                  drawer roll-away Cat #9G143914N, including
                  tools                                             550

55       1        Sears Craftsman 10 drawer work bench
                  Cat # (GT65572N                                   100

56       1        M/P 1/2" drive air wrench Model MP121SD
                  S/N 77893                                          30

57       1        Milwaukee Model 122SP 3/8" drive pneumatic
                  ratchet wrench S/N 148007                          25
-----------------------------------------------------------------------
             SURPLUS SUPPLIES AND EQUIPMENT - Page 3  Sub-Total $10,815
                                                                -------

                                                                    Exhibit 10.5

SURPLUS SUPPLIES AND EQUIPMENT (continued...)

Item
No.  Quantity                  Description                   Sale Value
-----------------------------------------------------------------------

58       1        Chicago Industrial 1/2" electric drill motor,
                  S/N GGL286                                         30

59       1        Brake fluid purging pump                           30

60       1        Transmission jack                                 200

61       4        6' x 20' panels of X-H floor grating            1,600

62       1        1,000 gallon diesel storage tank & stand        1,000

63       1        Blake type jaw crusher 6" x 8"
                  S/N 2841 w/5 hp motor                           2,000

64       1        Link belt 2 deck screen, 36" x 98"
                  w/ t hp TEFC motor                              3,000

65       1        Holmes Hammer Mills crusher model 40LXL
                  S/N 41098-18, w/20 hp motor                     2,000

66       1        Formost Machine, Inc. Shredder/Hammer mill
                  Type 3C2, S/N 5297                              2,000

67       1        Formost Machine, Inc. Shredder/Hammer mill
                  Type # C2, S/N 5367                             2,000

68       1        Fairbanks-Marse & Co. 50 hp 100KW series
                  "Y" generator sets, S/N P135821, and PL3563L,
                  Diesel powered, air start                       1,500

69       1        12' x 16' 30 ton grizzly and (?) ore
                  body hopper                                     5,000

70       1        3' x 8' Draper type "Link Belt" apron
                  feeder                                          3,600

71       1        12" x 20" Roller bearing jaw crusher
                  w/50 hp motor, S/N HU-596                      12,000

72       1        18" x 60" belt conveyor with integral
                  walkway hand railing                            3,600

73       1        12" x 36" set of roll crushers with (2)
                  30 hp motors                                    5,000

74       1        16" x 60' belt conveyor with integral
                  walkway and hand railing, gear motor with
                  backstop                                        5,400
-----------------------------------------------------------------------
SURPLUS SUPPLIES AND EQUIPMENT - Page 4   Sub-Total             $49,980
                                                                -------

                                                                    Exhibit 10.5

SURPLUS SUPPLIES AND EQUIPMENT (continued...)

Item
No.  Quantity                  Description                   Sale Value
-----------------------------------------------------------------------
      (In US$)
75       1        175 to ore bin including support
                  stand and one feeder with weighing              9,600
                  machine capabilities

76       1        18 gallons a minute hydraulic pumps
                  & tanks                                         2,400

77       1        24" Stutenroth impact mill                      1,500

78       1        18" x 48" Syntron vibrating feeder              2,000

79       1        6' x 6' x 6' 10 grizzly hopper                  2,500

80       5        5' x 5' tanks                                   1,000

81       3        Propane tanks - 750 gal, 200 gal, 175 gal       1,125

82       1        20 pipe (?) burning trailer                     1,000

83       1        24' 3 axle equipment trailer                    2,500

84       1        4,000 gal propane tank                          4,000

85       1        42" x 48" Tyler jaw crusher                    36,000

86       1        8' x 4' Hartsge conical No. 2 belt mill/
                  skid mounted                                   20,000

87       1        8' x 4' Hadzl No. 2 belt mill/skid mounted     10,000

88       1        5 ton of mill balls                             3,000

89       1        11' x 14' (?) ore bin                           3,000

90       1        8' x 8" wheeler jaw crusher                     2,000

91       1        4' x 8" utility trailer - Lic #1EB7745            600

92       1        16' car trailer Lic #1CV9547                    1,000

93       1        10' Dual axle trailer Lic# 1F82911              1,000

94       7        Waldon Air Diaphragm pumps                      3,500

95       11       1 1/2" to 2" electric centrifugal pumps         2,200
------------------------------------------------------------------------------
SURPLUS SUPPLIES AND EQUIPMENT - Page 5   Sub-Total            $109,925
                                                                -------

                                                                    Exhibit 10.5
                                                                   Page 13 of 21

SURPLUS SUPPLIES AND EQUIPMENT (continued...)

Item
No.  Quantity                  Description                   Sale Value
-----------------------------------------------------------------------
96       4        100 hp electric starters                       16,000

97       84       84 electric boxes, starters from Nana 1
                  to Nana 5                                       8,400

98       1        4" inch valve                                     800

99       1        14' x 6' utility trailer Lic #ICR7411             450

100      1        8' x 8' utility trailer - no Lic.                 450

101      1        1988 Toyota 4x4 pickup white
                  Lic #3M70615                                    4,500

102      1        30' end dump bed                                2,500

103      1        1988 Toyota 4x4 Gray                            3,000

104      1        1988 Nomad 28' trailer                          3,000

105      1        Snow plow                                       1,500

106      1        3,500 gallon GI water truck                     4,000

107      1        International TD 14 track loader
                  S/N D3016                                       3,500

108      1        Ford 5,000 gallon water truck                   1,500

109      31       4' x 14" dust cyclones                          3,100

110      6        Gardner-Denver float cells                     10,000

111      2        46" x 8" fans w/60 hp electric motors           3,000

112      1        35" drum filter                                 1,500

113      1        200 CFM Nash vacuum pump w/40 hp pump           6,500

114      4        440 volts to 110 volts Transformers             2,000

115      21       Electric motors 1 hp to 60 hp                  11,000

116      1        Test Roaster                                    1,100

117      1        6" blower and motor                               700

118      7        8" x 24" flood lights                             700
------------------------------------------------------------------------------
SURPLUS SUPPLIES AND EQUIPMENT - Page 6   Sub-Total             $89,200
                                                                -------

                                                                    Exhibit 10.5

SURPLUS SUPPLIES AND EQUIPMENT (continued...)
Item
No.  Quantity                  Description                   Sale Value
-----------------------------------------------------------------------
119      1        8' x 5' steel work table with rollers             800

120      1        100 hp electric motor                           1,100

121      1        125 hp electric motor                           1,500

122      3        1" air pressure reduction valves                  300

123      1        16" x 6" Moreland mill with 10 hp electric
                  motor - roller stand mounted                   11,000

124      1        Great Western Skidster loader                   3,500

125      1        36" x 30" stainless steel vat                   1,000

126      1        24" x 4' x 5' Fumes hood and fan                5,000

127      9        Oxygen bottles                                    900

128      6        Acetylene bottles                                 600

129      2        500 gall waste oil storage tanks                1,000

130      1        10 hp air compressor                              700

131      1        Medical Kit & Back Board                          800

132    Misc.      All miscellaneous items including nuts,
                  bolts, washers, filters, grease, paint,
                  paint supplies, drills, jacks, tools, pipe
                  filters, V belts, lights, welding rods,
                  Acetylene Torches, welding carts and other
                  light items, located in building and upon
                  the grounds at the 38 acre Weldon Mill
                  site less any personal items                   31,625

133    Misc.      Steel, fabrication steel, pipes of all
                  sizes, tanks, stands, truck beds, old
                  vehicles, scrap steel, will be considered
                  scrap @ $80 per ton. Estimated tonnage:
                  380 tons                                       22,800
-----------------------------------------------------------------------
SURPLUS SUPPLIES AND EQUIPMENT - Page 7   Sub-Total             $82,425
                                                                -------
SURPLUS SUPPLIES AND EQUIPMENT - Page 6   Sub-Total             $89,200
SURPLUS SUPPLIES AND EQUIPMENT - Page 5   Sub-Total            $109,925
SURPLUS SUPPLIES AND EQUIPMENT - Page 4   Sub-Total             $40,960
SURPLUS SUPPLIES AND EQUIPMENT - Page 3   Sub-Total             $10,815
SURPLUS SUPPLIES AND EQUIPMENT - Page 2   Sub-Total             $13,180
SURPLUS SUPPLIES AND EQUIPMENT - Page 1   Sub-Total             $35,600
-----------------------------------------------------------------------
           SURPLUS SUPPLIES AND EQUIPMENT     TOTAL            $391,185
                                                               ========

                                                                    Exhibit 10.5

MINE SITE INVENTORY AND MISC TOOLS AND EQUIPMENT
Item
No.  Quantity                  Description                   Sale Value
-----------------------------------------------------------------------
1        1        IMCO 13 - 3 Cu. Yd. Underground loader         35,000

2        1        IR 450 Air Track w/12' boom, 50' drill
                  steel, bits and drill parts                    11,500

3        1        200' of 4" air hose and fittings                1,600

4        4        IMCO 24", 40 hp dual mine fans
                  20,000 CFM                                     38,000

5        1        1,400 foot, 4" air line, and couplings
                  installed at mine                               7,000

6        1        1,400 feet of 1" water line installed
                  at mine                                         1,400

7        1        1,400 feet of 440 V power line in conduit
                  with 2 panel stations and 110 transformers
                  and 1,400 feet of light line with light
                  stations every 10 feet                         46,500

8        1        Mine phone & line                               3,500

9        1        Tandem (?) 16 ft. flat bed trailer              1,000

10       1        1,000 gallon high pressure water tank
                  & fittings                                      2,500

11       1        1,200' 18" aluminum corrugated culvert
                  pipe, couplings, reducers and hangers          19,200

12       1        Gardner bit grinder                             2,600

13       1        20,000 gallon glass lined water storage
                  tank                                           10,000

14       1        Gardner-Denver 600 CFM, 150 hp electric
                  compressor                                      2,000

15       1        TD 15 Dozer, S/N 21444, w/90% UC 3 shank
                  ripper, w/hydraulic angle tilt doser blands,
                  ROPS                                           22,500

16       Misc     All items in mine tunnel: 4 tarps, 4 x 8
                  steel table, 600 cap blasting machine,
                  picks, shovels                                  2,600

17       3        Gardner-Denver model 85 Jack lag drills         3,000

18       8        6" drill steel                                    320
-----------------------------------------------------------------------
                  MINE SITE INVENTORY AND MISC TOOLS           $210,220
                  AND EQUIPMENT-Page 1       Sub-Total         ========

                                                                    Exhibit 10.5

MINE SITE INVENTORY AND MISC TOOLS AND EQUIPMENT (Continued...)

Item
No.  Quantity                  Description                   Sale Value
-----------------------------------------------------------------------
19       1        200 feet of 2" air hose                          800

20       1        200 feet of 1" air hose                          400

21       1        200 feet of 1/2' water hose                      200

22       Misc     Steel, equipment, fabricating materials,
                  old equipment, scrap steel, nuts, bolts.
                  Anything and everything not listed and
                  located at the Evening Star and Lone Star
                  Mining groups as scrap metal.  Estimated
                  value $60/ton.  Approx. 300 tons              18,000

23       1        3,000 gallon water tank and 24' tandem
                  (?) pull trailer                               3,500

24       1        Adams motor grader                             3,000

25       1        EMCO 12 - 2 Cu. Yd. Underground loader         5,000

26       1        16' - 1,000 gallon fire suppression trailer
                  w/200 foot hose and fire box                   3,000

27       4        16' gates and locks                            3,200

28       1        200 feet of 4" pipe, couplings, and gaskets    1,250

29       1        4 ft x 8 ft steel work bench w/4" combination
                  and (?) rigid pipe vice                        1,500

30       1        100 foot of 2" galv T & C pipe                   100

31       2        24' over seas shipping containers and
                  covered building                              12,000

32       2        Dayton Model SC411, 5 hp duct fans               800

33       1        I-R model 85 Air Drill                           850

34       1        Gardner-Denver model 65 Air Drill                800

35       1        120 foot, 24" duct bag                         1,250

36       1        Explosives magazine 4 cu. ft.                    200

37       1        Day box powder magazine                        1,000
----------------------------------------------------------------------
                  MINE SITE INVENTORY AND MISC TOOLS           $58,850
                  AND EQUIPMENT-Page 2       Sub-Total         =======

                                                                    Exhibit 10.5

MINE SITE INVENTORY AND MISC TOOLS AND EQUIPMENT (Continued...)

Item
No.  Quantity                  Description                 Sale Value
---------------------------------------------------------------------
38       1        Gardner-Denver jack hammer                      250

39       1        1,000 feet of 1" air hose w/couplings         1,800

40       1        1,500 feet of 1/2" air hose w/couplings       1,650

41       1        50 foot air track drill stem                    600

42       1        drill bit and stricking bar                      75

43       Misc     Drill stem 2', 4', 6', 8' lengths -
                  total 188 ft.                                 5,000

44       120      Rock bolt plates & 6 ft rock bolts            3,500

45       1        Air filter element for G/D screw compressor      90

46       2        Prell guns                                      200

47       1        Prell pot and powder jumbo                    1,200

48       1        Gap magazine                                  1,500

49       1        Drill Jumbo w/oiler, (6) - 6 foot drills,
                  1 driver and 200 feet of 1" hose w/couplings  1,500

50       20       6 foot steel fence stakes                        40

51       5        (?) of misc lube oils and gear oils             150

52       1        16 ft aluminum extension ladder                  80

53       5        sets of steel racks for pipe & steel          1,200

54       1        110 gallon fuel tank                            300

55       1        1,000 gallon vertical air receiver tank       2,500

56       1        Acetylene/Oxygen torch set on pneumatic-
                  tired, heavy duty cart, 100 foot of hoses,
                  bottles                                       1,000

57       1        K & E Surveyors Transit and Tripod              250

58       1        Rigid model 65R pipe threading set,
                  1" to 2"                                        125
---------------------------------------------------------------------
                  MINE SITE INVENTORY AND MISC TOOLS          $23,010
                  AND EQUIPMENT-Page 3       Sub-Total        =======

                                                                    Exhibit 10.5

MINE SITE INVENTORY AND MISC TOOLS AND EQUIPMENT (Continued...)

Item
No.  Quantity                  Description                   Sale Value
-----------------------------------------------------------------------

59       Lot      Misc supplies, air drill parts, etc. for
                  mining operation in west shipping container      8,500

60       2        500 gallon fuel tanks and stands                 1,200

61       1        300 feet of 1" air hoses w/couplings               175

62       Misc     Scrap metal at mine site: steel, bins, pins,
                  rollers, scrap steel, nuts, bolts, etc.
                  Estimated value $25/ton, Approx 600 tons.       15,000

63       1        Gardner-Denver Type SKQ-VD screw compressor
                  Model ESTBE/1, S/N 638275, 200 hp               10,000

64       1        350 KW light plant powered by DDA12V71
                  diesel engine S/N SKF6220-2Z w/400 amp
                  breaker and control panel                       28,000

65       1        Sullivan air operated underground mucker,
                  S/N 13680                                        1,500
------------------------------------------------------------------------
MINE SITE INVENTORY AND MISC TOOLS AND EQUIP-Page 4 Sub-Total    $64,375
                                                                --------
MINE SITE INVENTORY AND MISC TOOLS AND EQUIP-Page 1 Sub-Total   $210,220
MINE SITE INVENTORY AND MISC TOOLS AND EQUIP-Page 2 Sub-Total   $ 58,850
MINE SITE INVENTORY AND MISC TOOLS AND EQUIP-Page 3 Sub-Total   $ 23,010
MINE SITE INVENTORY AND MISC TOOLS AND EQUIP-Page 4 Sub-Total   $ 64,375
------------------------------------------------------------------------
MINE SITE INVENTORY AND MISC TOOLS AND EQUIP            TOTAL   $354,456
                                                                ========


                                                                    Exhibit 10.5
                                                                   Page 19 of 21

WHAREHOUSE INVENTORY
Item
No.  Quantity                  Description                   Sale Value
-----------------------------------------------------------------------
1        2        Carousel type bold gondolas
                  and contents                                    2,400

2        Lot      North wall shelves, shop area paint,
                  hydraulic hose                                    700

3        Lot      Shelf "A" and contents                            600

4        Lot      Shelf "B" and contents                            200

5        Lot      Shelf "C" and contents                            750

6        Lot      Shelf "D" and contents                          1,200

7        Lot      Shelves "E/F" and contents                      1,600

8        Lot      Shelf "G" and contents                            500

9        Lot      Shelves on each wall down stairs
                  and contents                                    3,000

10       Lot      Weatherhead hose & tubing
                  fittings and spec. cabinet                      1,600

11       1        20 gallon bladder tank                             60

12       1        Heavy duty air drill motor                        800

13       1        Hand geared hoist (winch)                         150

14       Lot      East wall shelves and contents                    750

15       Lot      Shelves "H/I" and contents                        200

16       Lot      Shelves "J/K" and contents                      2,500

17       Lot      Shelves "L/M" and contents                        200

18       Lot      Shevles "N/O" and contents                        500

19       Lot      Shelves "P/Q" and contents                      2,000

20       Lot      Shelves "R/S" and contents                      4,000

21       Lot      Electrical fittings, plugs,
                  tune up kits and wire, in
                  special steel cabinet                           2,000

22       1        Brake actuator                                    200
-----------------------------------------------------------------------
                                WAREHOUSE INVENTORY     TOTAL   $25,910
                                                                =======

                                                                    Exhibit 10.5

                           TOTALS
                     For all categories

MACHINE AND FAB SHOP                                 $ 13,620
OFFICE EQUIPMENT AND SUPPLIES                           9,448
LAB EQUIPMENT AND SUPPLIES                             24,960
SMELTING AND REFINING LAB                              33,910
PILOT MILL EQUIPMENT                                    1,000
VEHICLES, TRAILERS AND MISC EQUIPMENT                  54,775
SURPLUS SUPPLIES AND EQUIPMENT                        391,105
MINE SITE INVENTORY AND MISC TOOLS AND EQUIP          354,465
WAREHOUSE INVENTORY                                    25,910
-------------------------------------------------------------
                                        GRAND TOTAL  $909,184
-------------------------------------------------------------




                                                                    Exhibit 10.5
                                                                   Page 21 of 21